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EXHIBIT 10.31

                Memorandum of Amendment of Employment Agreement


From:

To Stephen M. Greenberg

Dated: As of November 1, 2004

         We hereby agree that the Employment Agreement between Stephen Greenberg ("Executive") and Net2Phone, Inc. ("company") dated as of August 1, 2004 ("Agreement") is hereby deemed to be amended as follows:

         1. Paragraph 3(a) of the Agreement is hereby deleted and the following is substituted in its place:

                  (a) The Executive shall serve as, and with the title, office and authority of, Chairman of the Board of the Company and shall report directly to the Board of Directors of the Company.

         2. Paragraph 2(c)iv) is hereby amended to add the word "paid" before the word "advisor".

         Except as herein specifically otherwise provided, the parties do hereby ratify and confirm the terms and provisions of the Agreement and acknowledge that it remains in full force and effect.


                                             Net2Phone, Inc.


                                             By: /s/ Glenn J. Williams
                                                 ---------------------
                                                     Glenn J. Williams
                                                     Executive Vice President,
                                                     Business and Legal Affairs,
                                                     and General Counsel

                                             Stephen M. Greenberg


                                             /s/ Stephen M. Greenberg
                                             ------------------------